UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2005

GEORGIA-PACIFIC CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Georgia	001-03506	93-0432081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133 Peachtree Street, N.E., Atlanta, Georgia	30303
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 652-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Credit Agreements and Guaranties

On December 2, 2005, three subsidiaries of Georgia-Pacific Corporation (“GP”), namely, Georgia-Pacific Canada, Consumer Products, Inc. (“GP Canada”), Georgia-Pacific Expansion S.A.S. (“GP Expansion”) and Georgia-Pacific S.à.R.L. (“GP S.à.R.L.” and, together with GP Canada and GP Expansion, the “Borrowers”), each entered into a separate credit agreement (each a “Credit Agreement” and, together, the “Credit Agreements”) with a syndicate of banks and other institutions led by Citibank International Plc. or Citibank, N.A., Canadian Branch, as administrative agent, and Banc of America Securities LLC, BNP Paribas, and Citibank International Plc. or Citigroup Global Markets, Inc., as joint lead arrangers and as joint book runners. The GP Canada Credit Agreement allows for borrowings by GP Canada from revolving credit loan commitments of up to approximately CA$117 million. The GP Expansion Credit Agreement allows for borrowings by GP Expansion from revolving credit loan commitments of up to approximately €212 million. The GP S.à.R.L. Credit Agreement allows for borrowings by GP S.à.R.L. from revolving credit loan commitments of up to approximately €148.5 million. All obligations of the borrower under each of the Credit Agreements are unconditionally and irrevocably guaranteed by GP, Fort James Corporation and Fort James Operating Company.

Copies of the Credit Agreements are attached to this report as Exhibits 4.1, 4.2 and 4.3. Copies of the Guaranties related to such Credit Agreements are attached to this report as Exhibits 4.1(a), 4.2(a) and 4.3(a), respectively. The above description of the Credit Agreements and the Guaranties is not complete and is qualified in its entirety by reference to these exhibits.

As previously disclosed, on November 13, 2005, GP, Koch Industries, Inc. (“Parent”) and Koch Forest Products, Inc., a Georgia corporation and an indirect wholly-owned subsidiary of Parent (“Purchaser”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). GP expects that Purchaser will repay, or cause to be repaid, any amounts outstanding under the Credit Agreements in connection with the completion of the Merger (as defined in the Merger Agreement).

Background

The Credit Agreements were entered into in connection with GP’s plans to reorganize certain of its intercompany loan agreements and international organizational structure, some of which also facilitate the repatriation of a portion of unremitted earnings from GP S.à.R.L. under the provisions of the American Jobs Creation Act of 2004 (the “AJCA”). During the third quarter of 2005, GP completed its evaluation to determine whether to repatriate unremitted earnings of certain of its non-U.S. subsidiaries under the provisions of the AJCA. At that time, a decision was made to repatriate approximately $709 million of such earnings, of which approximately $673 million qualifies for the special one-time deduction. On September 28, 2005, GP repatriated $200 million and, on December 5, 2005, GP completed the remaining planned repatriation of $509 million. All repatriated amounts will be invested in Permitted Investments, as described in the GP Domestic Reinvestment Plan.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above and referenced under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

The information set forth above and referenced under Item 1.01 is hereby incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 4.1	Credit Agreement, dated as of December 2, 2005, among Georgia-Pacific Canada, Consumer Products, Inc., as the borrower, Citibank, N.A., Canadian Branch, as administrative agent, and the lenders party thereto, and Banc of America Securities LLC, BNP Paribas and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners.

Exhibit 4.1(a)	Guaranty, dated as of December 2, 2005, from Georgia-Pacific Corporation, as the parent guarantor, and Fort James Corporation (“Fort James”) and Fort James Operating Company (“Fort James Operating”), as the subsidiary guarantors, in favor of the guaranteed parties referred to therein.

Exhibit 4.2	Credit Agreement, dated as of December 2, 2005, among Georgia-Pacific Expansion S.A.S., as the borrower, Citibank International PLC, as administrative agent, and the lenders party thereto, and Banc of America Securities LLC, BNP Paribas and Citibank International PLC, as joint lead arrangers and joint bookrunners.

Exhibit 4.2(a)	Guaranty, dated as of December 2, 2005, from Georgia-Pacific Corporation, as the parent guarantor, and Fort James and Fort James Operating, as the subsidiary guarantors, in favor of the guaranteed parties referred to therein.

Exhibit 4.3	Credit Agreement, dated as of December 2, 2005, among Georgia-Pacific S.à.R.L., as the borrower, Citibank International PLC, as administrative agent, and the lenders party thereto, and Banc of America Securities LLC, BNP Paribas and Citibank International PLC, as joint lead arrangers and joint bookrunners.

Exhibit 4.3(a)	Guaranty, dated as of December 2, 2005, from Georgia-Pacific Corporation, as the parent guarantor, and Fort James and Fort James Operating, as the subsidiary guarantors, in favor of the guaranteed parties referred to therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2005

GEORGIA-PACIFIC CORPORATION

By:	/s/ WILLIAM C. SMITH III
Name:	William C. Smith III
Title:	Secretary

EXHIBIT INDEX

4.1	Credit Agreement, dated as of December 2, 2005, among Georgia-Pacific Canada, Consumer Products, Inc. as the borrower, Citibank, N.A., Canadian Branch, as administrative agent, and the lenders party thereto, and Banc of America Securities LLC, BNP Paribas and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners.

4.1(a)	Guaranty, dated as of December 2, 2005, from Georgia-Pacific Corporation, as the parent guarantor, and Fort James Corporation (“Fort James”) and Fort James Operating Company (“Fort James Operating”), as the subsidiary guarantors, in favor of the guaranteed parties referred to therein.

4.2	Credit Agreement, dated as of December 2, 2005, among Georgia-Pacific Expansion S.A.S., as the borrower, Citibank International PLC, as administrative agent, and the lenders party thereto, and Banc of America Securities LLC, BNP Paribas and Citibank International PLC, as joint lead arrangers and joint bookrunners.

4.2(a)	Guaranty, dated as of December 2, 2005, from Georgia-Pacific Corporation, as the parent guarantor, and Fort James and Fort James Operating, as the subsidiary guarantors, in favor of the guaranteed parties referred to therein.

4.3	Credit Agreement, dated as of December 2, 2005, among Georgia-Pacific S.à.R.L., as the borrower, Citibank International PLC, as administrative agent, and the lenders party thereto, and Banc of America Securities LLC, BNP Paribas and Citibank International PLC, as joint lead arrangers and joint bookrunners.

4.3(a)	Guaranty, dated as of December 2, 2005, from Georgia-Pacific Corporation, as the parent guarantor, and Fort James and Fort James Operating, as the subsidiary guarantors, in favor of the guaranteed parties referred to therein.